UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01	Change in Registrant's Certifying Accountant.

(a)Prior independent registered public accounting firm

SouthState Corporation, (the “Company”) was notified that Dixon Hughes Goodman LLP (“DHG”), the Company’s independent registered public accounting firm, merged with BKD, LLP (“BKD”) on June 1, 2022 (the “Accountant Merger”) and combined practice now operates under the name FORVIS, LLP (“FORVIS”).

The reports of DHG on the Company’s financial statements and internal control over financial reporting of the Company for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and through the date of Accountant Merger, (a) the Company had no disagreements with DHG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of DHG would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided FORVIS, as successor to DHG, with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4.01 of the Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. Pursuant to the Company’s request, FORVIS has provided the letter filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) New independent registered public accounting firm

On June 1, 2022, FORVIS became the Company’s independent registered public accounting firm in connection with the Accountant Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter of FORVIS, LLP dated June 1, 2022 to the SEC regarding statements included in this Form 8-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: June 1, 2022

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